UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) February 9, 2001

                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its chapter)

          DELAWARE                    033-36198                   22-3038309
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation               File Number)            Identification No.)

1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
      (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (770) 517-4750

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 9, 2001, Return On Investment Corporation acquired Net400, Inc., a privately held Georgia corporation that markets software that facilitates e-mail and e-commerce communications. The acquisition of Net400 is not considered significant as defined by Rule 11.01(b) and (d).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Return On Investment Corporation

                                       /s/ Charles Pecchio Jr.
                                           -----------------------
                                           Charles Pecchio Jr.
Date 2/23/01                               President and Chief Executive Officer